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                         SUPPLEMENT DATED OCTOBER 1, 1997 TO
                             PROSPECTUS DATED MAY 1, 1997

                    INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                      ISSUED BY

                          NATIONWIDE LIFE INSURANCE COMPANY

                                     THROUGH ITS

                           NATIONWIDE VARIABLE ACCOUNT - 3

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. Effective July 11, 1997, the VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST - REAL ESTATE SECURITIES PORTFOLIO (formerly, "Van Kampen American Capital Life Investment Trust - Real Estate Securities Fund") changed its name to the following:

                 VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST -
                   MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

    Accordingly, any and all references in the Prospectus are amended to reflect this name change.

2. The following information is added to the "FEDERAL TAX CONSIDERATIONS" section as the second provision:

    PUERTO RICO

         Under the Puerto Rico tax code, Distributions prior to Annuitization are treated as nontaxable return of principal until the principal is fully recovered; thereafter, all Distributions are fully taxable. Distributions after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded; thereafter, the entire Distribution is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from Distributions of income. A personal tax advisor should be consulted.